Safety, tolerability and biological activity of repeated intranasal administration of Ampligen (Poly I:Poly C12U) as potential antiviral treatment in healthy subjects – preliminary results

8th ESWI Influenza Conference – virtual edition, 6 Dec 2021

Johan L. van der Plas[1,2], **Lisanne C.A. Smidt[1]**, Aliede E. in 't Veld[1], Christina Yfanti[1], Ingrid M.C. Kamerling[1,2], Naomi B. Klarenbeek[1,3], Diane L. Young[4], David R. Strayer[4], Manon A.A. Jansen[1], Matthijs Moerland[1]

[1]Centre for Human Drug Research, Leiden, the Netherlands

[2]Department of Infectious Diseases, Leiden University Medical Center, Leiden, the Netherlands

[3]Department of Internal Medicine, Leiden University Medical Center, Leiden, The Netherlands

[4]AIM ImmunoTech Inc., Ocala, Florida, United States

CHDR Centre for Human Drug Research

AIM ImmunoTech

Disclosures

- Johan L. van der Plas, Lisanne C.A. Smidt, Aliede E. in ’t Veld, Christina Yfanti, Ingrid M.C. Kamerling, Naomi B. Klarenbeek, Manon A.A. Jansen, Matthijs Moerland have nothing to declare
- David R. Strayer, Diane L. Young: employees of AIM ImmunoTech
- Study was sponsored by AIM ImmunoTech Inc., Ocala, Florida, United States

Introduction

- COVID-19 therapeutic arsenal limited
- Route of infection: upper respiratory tract
  - Potential target location for early local treatment or post-exposure prophylaxis
- Intranasal Ampligen® has potential as early treatment or prevention of COVID-19
  - Immunomodulatory effects on mucosal level
  - Antiviral activity against DNA and RNA viruses (including SARS-CoV-2 *in vitro*)
  - Also potential for other respiratory viruses


SARS-CoV-2
E protein
Spike protein
M protein
RNA
N protein

Image adjusted from: Funk CD, Laferrière C and Ardakani A (2020) A Snapshot of the Global Race for Vaccines Targeting SARS-CoV-2 and the COVID-19 Pandemic. Front. Pharmacol. 11:937. https://doi.org/10.3389/fphar.2020.00937

Innate immune signaling pathways


SARS-CoV-2
?
TLR7
TLR4
ACE-2
TMPRSS2
Long dsRNA
Short dsRNA
5'ppp
Endosome
GU rich seq.
G/U
MyD88
dsRNA
MDA5
TRAF6
NEMO
RIG-I
IRAK
IKKα
IKKβ
MAVS
Mitochondria
TLR3
TRIF
TBK1
IRF3
IRF7
NF-κB complex
Type I and III IFNs
ISGs
Pro-inflammatory cytokines
Nucleus

CHDR Centre for Human Drug Research

Source image: Carter-Timofte ME, Jørgensen SE, Freytag MR, Thomsen MM, Brinck Andersen N-S, Al-Mousawi A, Hait AS and Mogensen TH (2020) Deciphering the Role of Host Genetics in Susceptibility to Severe COVID-19. *Front. Immunol.* 11:1606. doi: 10.3389/fimmu.2020.01606

Ampligen® (rintatolimod)

- Synthetic mismatched double-stranded RNA (Poly I: Poly C12U)
- Molecular mimic of viral infection → activation of innate immunity
- Selective TLR3 agonist → type 1 interferon production
  - No NFκB activation



ENDOSOME
dsRNA
TLR3
TRAM
TRIF
TRAF6
TRAF3
RIP1
NAP1
SINTBAD
IKK-ι
TBK1
IRF3
IRF3
Type I IFNs

Image adjusted from: Abouelmaatti, Reham & Elfeil, Wael & Wang, Yu & Liu, Shanshan. (2013). Pattern recognition receptors mini review. Global Animal Science Journal.1(1):1118-1127, 2013

Ampligen® pre-clinical/clinical data

- Pre-clinical
  - Survival SARS-CoV-1 infected mice 100% 14 days post virus exposure[1]

1. Day CW, Baric R, Cai SX, et al. A new mouse-adapted strain of SARS-CoV as a lethal model for evaluating antiviral agents in vitro and in vivo. *Virology*. 2009;395(2):210-222. doi:10.1016/j.virol.2009.09.023

Ampligen® – anti-SARS-CoV-1 effect in mice


Ampligen
100
90
80
70
60
50
40
30
20
10
0
Percent survival
***
0
2
4
6
8
10
12
14
Post Virus Exposure
Cremaphor control
PSS Control
Ribavirin (75 mg/kg/day)
Ampligen (10 mg/kg/day: P<0.001 vs. PSS control)
Urtica doica lectin (5 mg/kg/day)
Protease Inhibitor (30 mg/kg/day)

Source image: Day CW, Baric R, Cai SX, et al. A new mouse-adapted strain of SARS-CoV as a lethal model for evaluating antiviral agents in vitro and in vivo. *Virology*. 2009;395(2):210-222. doi:10.1016/j.virol.2009.09.023

Ampligen® pre-clinical/clinical data

- Pre-clinical
  - Survival SARS-CoV-1 infected mice 100% 14 days post virus exposure[1]
  - *In vitro* direct antiviral effect against SARS-CoV-2 in human tracheal/bronchial epithelial cells[2]

- Clinical
  - Systemic: clinical trials for several indications (malignancies, chronic fatigue syndrome, HIV), up to doses of 1200mg (iv) twice weekly
  - Intranasal: adjuvant to intranasal live attenuated influenza vaccine, 3 times with 4-week interval, dose up to 1250ug → well tolerated[3]

1. Day CW, Baric R, Cai SX, et al. A new mouse-adapted strain of SARS-CoV as a lethal model for evaluating antiviral agents in vitro and in vivo. *Virology*. 2009;395(2):210-222. doi:10.1016/j.virol.2009.09.023
2. AIM ImmunoTech Press release. *Decreases SARS-CoV-2 Infectious Viral Yields by 90% Using New In Vitro Model; Supports Further Testing of Ampligen as an Intranasal Prophylactic to Prevent COVID-19.*; Aug, 2020. Available at: https://aimimmuno.com/press-release/aim-immunotech-inc-decreases-sars-cov-2-infectious-viral-yields-by-90-using-new-in-vitro-model-supports-further-testing-of-ampligen-as-an-intranasal-prophylactic-to-prevent-covid-19/. Accessed November 16, 2021.
3. Overton ET, Goepfert PA, Cunningham P, Carter WA, Horvath J, Young D, et al. Intranasal seasonal influenza vaccine and a TLR-3 agonist, rintatolimod, induced cross-reactive IgA antibody formation against avian H5N1 and H7N9 influenza HA in humans. Vaccine. 2014;32(42):5490-5.

Study design

- Randomized, double-blind, placebo-controlled, dose-escalation study
- Healthy subjects (18-70 yr, male/female)
  - Exclusion criteria: recent/current respiratory tract infection, nasal abnormalities, smoking, active allergic or chronic rhinitis
- Ampligen intranasally every other day (q.o.d.) for 13 days (7 doses)
- 4 dose levels: 75µg, 200µg, 500µg, 1250µg in 0.5 ml
  - 10 subjects per cohort → 8 active : 2 placebo (normal saline)
  - Dose escalation after interim safety analyses

Endpoints: safety, local tolerability and mucosal immune response



Safety and tolerability of intranasal rintatolimod q.o.d. for 13 days

- Adverse events (AE)
- Solicited local AEs (upper respiratory symptoms)
- Nasal pain
- Vital signs
- Laboratory values
- Physical examination
- Integrity of nasal mucosa (anterior rhinoscopy)

Pharmacodynamic endpoint: nasal mucosal immune response over time

- Mucosal lining cytokines
  - Type I Interferons: IFN-α, IFN-β
  - NFκB-mediated cytokines: IFN-γ, IL-6, IL-8, TNFα
  - Chemokines: CXCL10, RANTES, MCP-1

- Mucosal immune cell characterization by flow cytometry
  - Granulocytes, T-cells, B-cells, dendritic cells, macrophages/monocytes

Simplified study schedule

Nasal swab PCR resp viruses ↓ (Baseline)






	Baseline (day -4 to -1)	Treatment period														Follow-up (day 28 ± 3)
		Day 1			Day 2	Day 3	Day 5	Day 7	Day 9	Day 11	Day 13			Day 14	Day 15	
		0h	3h	6h							0h	3h	6h			
Intranasal administration		x				x	x	x	x	x	x					
Mucosal lining fluid (cytokines) - nasosorption		x[1]	x	x	x	x		x		x	x	x	x	x	x	
Mucosal immune cells - nasal scrape		x[1]		x	x	x		x		x	x		x	x	x	

Safety and local tolerability monitoring throughout

[1]Pre-dose


Enrollment
Assessed for eligibility (n= 85)
Excluded (n=45)
• Not meeting inclusion criteria (n=34)
• Withdrawal of consent (n=2)
• Logistical reasons (n=9)
Randomized (n=40)
Allocation
Rintatolimod 75µg (n=8)
Rintatolimod 200µg (n=8)
Rintatolimod 500µg (n=8)
Rintatolimod 1250µg (n=8)
Placebo (n=8)
Follow-Up
Discontinued intervention (n=0)
Did not complete full treatment course due to rhinovirus infection (n=1)
Discontinued intervention (n=0)
Discontinued intervention (n=0)
Did not complete full treatment course due to coronavirus NL63 infection (n=1)
Analysis
Analysed (n=8)
Analysed (n=8)
Analysed (n=8)
Analysed (n=8)
Analysed (n=8)

Baseline characteristics

- Total: 40 subjects, median age 24 (18-69), 40% male

	Rintatolimod				Placebo
	75µg	200µg	500µg	1250 µg	
N	8	8	8	8	8
Age - median (range)	22 (18 - 33)	24 (20 - 69)	29 (19 - 58)	25 (20 - 51)	23 (19 - 37)
Male – N (%)	3 (38%)	4 (50%)	2 (25%)	4 (50%)	3 (38%)

Safety and Tolerability

No safety or tolerability findings of clinical concern

- No severe or serious adverse events
- 38 post-dose AEs reported by 16 (50%) exposed subjects → all mild-to-moderate
  - 25 AEs possibly or probably related (44% of exposed subjects)

Adverse events			Rintatolimod dose administered 75ug	200 ug	500 ug	1250 ug	Total (all 4 dose levels)
			Number of AEs (in % of subjects)				
Relatedness		**Probable**	**-**	**-**	**6 (25%)**	**1 (13%)**	**7 (9%)**
	Severity	Mild	-	-	6 (25%)	1 (13%)	7 (9%)
		Moderate	-	-	-	-	-
		Severe	-	-	-	-	-
		Possible	**3 (38%)**	**5 (50%)**	**4 (25%)**	**6 (50%)**	**18 (41%)**
	Severity	Mild	3 (38%)	5 (50%)	4 (25%)	5 (50%)	17 (41%)
		Moderate	-	-	-	1 (13%)	1 (3%)
		Severe	-	-	-	-	-
		Total	**3 (38%)**	**5 (50%)**	**10 (38%)**	**7 (50%)**	**25 (44%)**

- Solicited AEs (upper respiratory symptoms) similar in placebo and treatment groups
- No abnormalities in anterior rhinoscopy
- No clinical concerns in vital signs or laboratory assessments

Pharmacodynamic outcomes: mucosal immune response

Analysis still pending, results expected soon

Conclusions

- Intranasal Ampligen® q.o.d. for 13 days (7 doses) well tolerated
- Analysis of mucosal immune response expected soon
- Pending pharmacodynamic analyses in this phase I trial to provide early mechanistic insight in pharmacodynamic effect
  - May aid in dose selection for future trials
- Safety and tolerability profile of doses up to 1250 µg indicates intranasal doses of Ampligen warrant examination in phase II efficacy studies

Acknowledgements

CHDR
Centre for Human Drug Research

Matthijs Moerland
Naomi Klarenbeek
Ingrid de Visser-Kamerling
Manon Jansen
Christina Yfanti
Johan van der Plas
Eveline In 't Veld
Sarina de Jonge
Annemarie Hoogeboom
Alexa Tibboel
Study nurses
Screening physicians
Recruitment officers
Data entry officers

LUMC Leiden University Medical Center

Hermelijn Smits
Simon Jochems
Tamar Tak
Jacqueline Schelfaut
LUMC Pharmacy

AIM ImmunoTech

David Strayer
Diane Young